SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                       ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                   CONNECTICUT DAILY TAX FREE INCOME FUND, INC.

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      Annual Meeting of the Shareholders of
           Connecticut Daily Tax Free Income Fund on December 6, 2006



                                                               November 27, 2006

                      YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Shareholder:

Recently, we distributed proxy materials regarding the Annual Meeting of Shareholders of the Connecticut Daily Tax Free Income Fund scheduled for December 6, 2006 at 10:00 a.m., Eastern Time, at 600 Fifth Avenue, New York, NY 10020. Our records indicate that we have not received your vote on the important proposal affecting your investment in the Connecticut Daily Tax Free Income Fund, Inc. (the "Fund").

You are being asked to vote to elect nine members to the Board of Directors. THE FUND'S BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL AS DETAILED IN THE PROXY STATEMENT AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Please read your proxy materials carefully before voting.


YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.


Choose ONE on the following methods to vote your shares:


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1.   TO SPEAK TO A PROXY VOTING SPECIALIST: Dial 1-877-333-2305 and a
     representative from MIS, an ADP Company (the Fund's proxy solicitor) will assist you with voting your shares and answer any of your proxy related questions. Specialists available Mon - Fri: 9:30 a.m. to 9:00 p.m., Sat:
     10:00 a.m. to 6:00 p.m.


2. VOTE BY TOUCH-TONE: Dial the TOLL-FREE touch-tone voting number listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week.


3. VOTE VIA INTERNET: Go to website listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions.


4. VOTE BY MAIL: Check the appropriate boxes on your proxy card, sign and date the enclosed proxy card and mail back using the enclosed pre-paid postage envelope.
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Please try to utilize the first three methods described above to register your vote to make sure it is received in time for the meeting. In order for your vote to be represented, we must receive your instructions before December 6, 2006.


             YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!